Questions and Answers

on the Current Investment Strategy

AFL-CIO Housing Investment Trust

October 2013

1.	What factors impact the HIT’s absolute and relative performance?

The main factors that impact the HIT’s absolute performance are yield and changes in interest rates.  Changes to both U.S. Treasury rates and spreads for specific non-Treasury assets will impact the price of a security.  The portfolio consists of high credit quality investments that offer stable income. It has not experienced any material credit or principal losses over the past decade. The HIT’s yield advantage over its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), was 63 basis points as of September 30, 2013.  The HIT’s policy is to be generally neutral to the market in managing its interest rate risk by targeting its duration to be +/- 0.5 years versus the Barclays Aggregate. Like all fixed-income investments, falling rates improve the HIT’s returns and rising rates depress returns.

Factors that impact relative performance of the HIT to its benchmark include the composition of assets and the weighting of each sector held in the portfolio. The HIT overweights agency multifamily mortgage-backed securities (MBS) that have prepayment protection. It substitutes these multifamily MBS for corporate bonds and some U.S. Treasury securities and government-sponsored enterprise (GSE) debt held in the Barclays Aggregate.  Agency multifamily MBS offer higher yields than comparable securities with similar credit and interest rate risk.  However, market rates for various sectors of securities may fluctuate and may have a positive or negative relative impact to the price performance of an investment.

2.	How will changing interest rates affect the HIT’s returns going forward?

While there is no certainty in predicting interest rates going forward, the direction of rate changes tends to have predictable effects.  If rates fall, absolute returns will likely be higher for the HIT because the overall market price of the portfolio will increase in value, and combined with income, the result will be positive.  Conversely, if rates rise, the market price of the portfolio will likely fall, and if this change is large enough to offset the yield in the portfolio, short-term returns will be negative.  The HIT’s return relative to the benchmark will depend on specific sector performance, interest rates, and yield.  If multifamily MBS outperforms Treasuries and corporates, HIT will likely outperform relative to its benchmark. If multifamily MBS underperforms, the HIT will likely underperform in the short run due to its large overweight in multifamily MBS.  In the long run, the HIT expects to outperform the benchmark due to its strong yield advantage and the high credit quality of its portfolio.  It is unlikely that the HIT will suffer any principal losses, due to the high credit quality of its portfolio, and if market prices fall in the short run due to rising interest rates and spreads, the HIT will earn a higher yield going forward.

This year,  the HIT has been negatively impacted by the historically large and rapid increases in Treasury rates since spring and the effect that rising rates have had on multifamily MBS spreads to Treasuries, particularly those backed by FHA loans, which widened more than other fixed-income securities due to changes in demand. For example, spreads year-to-date through September have widened by 126 and 86 basis points, respectively, for Ginnie Mae construction/permanent and permanent loan certificates.

When interest rates were low, many investors and dealers bought low coupon MBS, incorrectly assuming faster prepayments and shorter durations than the market is now expecting in a higher rate environment. These investors have been unable to sell these low coupon MBS at the prices they expected and are holding relatively large inventory positions.  The HIT has been investing in multifamily MBS for 30 years, and the portfolio management team understood that the market’s assumptions for prepay speeds of low coupon investments were not realistic. While the HIT’s portfolio holds significantly higher coupon securities, spread widening has impacted all investors in this sector.

Higher rates and spreads present investors with an opportunity to earn higher income in an investment with low credit risk going forward.  Additionally, the HIT’s ability to fund and tailor investment structures, together with reduced competition from Wall Street, presents an opportunity to capture deals with more attractive terms.

3.	What are the HIT’s investment strategies in a higher rate and wider spread environment?

The HIT’s current investment strategy is to continue to overweight multifamily MBS and to take advantage of market opportunities for attractive investments at higher yields than recently available which offer relative value and job creation.

The portfolio has been and intends to continue to be slightly less sensitive to changes in interest rates than the benchmark while providing a higher yield and higher credit quality.  This is due to the HIT’s active positioning of the portfolio to have less duration than the Barclays Aggregate in the historically low rate environment of the past several years.  Thus far into 2013, the portfolio’s duration has been managed to be 0.25 to 0.5 years shorter than the benchmark.

In order to further increase the HIT’s yield, income, and expected returns, the HIT will maintain its investment strategy and add new investments at higher spreads and yields by selectively targeting multifamily investment opportunities in a challenging market environment.  These investments will be carefully structured to meet the requirements of the portfolio while creating union construction jobs and affordable housing.

4.	How does the HIT manage its portfolio in comparison to its benchmark, the Barclays Aggregate?

The HIT’s policy is to be generally neutral in managing its interest rate risk by targeting its duration to be +/- 0.5 years versus the Barclays Aggregate, and it varies the duration within the range depending on the environment.

The HIT does not hold corporate bonds, which comprise over 20% of the Barclays Aggregate.  Widening spreads on corporate bonds negatively impact the benchmark, while tightening spreads have a positive impact. The HIT seeks to preserve capital and provide consistent income during periods of economic contraction and thereby offer an important diversification benefit to fixed-income investors.

The HIT typically holds 60% to 70% of its portfolio in multifamily MBS, while its Barclays Aggregate benchmark does not hold these securities. Tightening multifamily MBS spreads positively impact the HIT’s performance whereas widening spreads have a negative impact.

Because the HIT is managed to have similar interest rate risk to the Barclays Aggregate, the HIT has tracked the benchmark’s performance closely despite its very different composition. Generally, during periods when riskier investments like corporate bonds do well, such as portions of 2010 and 2013 through September, the HIT may underperform the benchmark.  However, during periods of market stress, for example the Great Recession during 2008 and early 2009, the HIT’s outperformance versus the Barclays Aggregate tends to increase.

5.	How does the HIT differ from other fixed-income managers?

HIT is committed to putting union capital to work in investments that not only produce competitive returns - its primary objective - but also generate collateral benefits of creating union jobs, building affordable housing, and improving the lives of working people and their communities. Since launching its Construction Jobs Initiative in 2009 to support recovery efforts across the country, the HIT has created over 17,700 union construction jobs and built or preserved more than 20,700 housing units.

The HIT specializes in multifamily MBS, which has helped to produce its historical performance advantage. It has the unique capacity, experience, and knowledge to actively originate and source these multifamily mortgage investments. The HIT’s investment professionals work directly with developers, housing finance agencies, mortgage bankers, and others to identify, track, structure, and fund investments desirable for the portfolio, and their technical expertise is frequently critical in helping assure the feasibility of these complex transactions.

Staff uses its expertise in trading, structuring, and negotiating terms for construction-related multifamily investments to maximize their value for the portfolio. These investments contribute to the HIT’s long-term track record of successfully generating alpha versus the Barclays Aggregate.

6.	Why is this a good time to invest in the HIT?

The HIT has a long and consistent track record of producing competitive returns with less risk than the benchmark while creating jobs.  In an environment with a high degree of uncertainty, slow growth, and low inflation, investors should be diversified, and the HIT offers a high credit quality portfolio that is structured to provide more income than its benchmark.  Further, the recent rise in rates and spreads makes the HIT more attractive.  Due to strong demand for multifamily housing and less competition from other investors, the HIT should have opportunities to invest at more favorable pricing levels than before.  Overall, the HIT’s mission and strategy make sense for long-term investors looking for prudent investments that provide strong income, credit protection, diversification, and job creation.

For the 1-, 3-, 5-, and 10-year periods ended September 30, 2013, the HIT’s net returns were -2.36%, 2.65%, 5.10%, and 4.55%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2013, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.  The yield calculations herein are yield to worst and not current yield or other performance data as defined by the SEC in Rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com